NATIXIS U.S. DIVERSIFIED PORTFOLIO

HARRIS ASSOCIATES LARGE CAP VALUE FUND

HARRIS ASSOCIATES FOCUSED VALUE FUND

Supplement dated December 11, 2008, to the Natixis Funds Statement of Additional Information – Part II dated May 1, 2008, as may be revised or supplemented from time to time.

Effective immediately, the third paragraph within the section “Portfolio Holdings Information” is amended and restated as follows:

With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entities that receive information pursuant to this exception are Evare LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Hansberger International Fund; Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Harris Associates Large Cap Value Fund, Harris Associates Focused Value Fund, Vaughan Nelson Small Cap Value Fund and the Harris subadvised discipline of the Natixis U.S. Diversified Portfolio; GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Loomis Sayles Solutions, LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain portfolio compliance monitoring services with respect to the discipline of Natixis Income Diversified Portfolio managed by Active Investment Advisors; Bloomberg (daily disclosure of full portfolio holdings) for the purpose of performing attribution analysis with respect to the Loomis Sayles sub-advised equity segment of Natixis U.S. Diversified Portfolio; Electra (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Loomis Sayles sub-advised segments of the Funds; Lehman Point and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Loomis Sayles sub-advised fixed income segment of Natixis Income Diversified Portfolio; Glass Lewis & Co., LLC (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed for the securities held within the AEW Real Estate Fund and the AEW sub-advised segment of Natixis Income Diversified Portfolio; Thomson Financial (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of performing attribution analysis with respect to AEW Real Estate Fund and the AEW sub-advised segment of Natixis Income Diversified Portfolio; and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Funds’ Board of Trustees exercises oversight of the disclosure of the Funds’ portfolio holdings by reviewing, on a periodic basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.